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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 2007



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                 1-16383                95-4352386
 (State or other jurisdiction of   (Commission           (I.R.S. Employer
  incorporation or organization)    File Number)        Identification No.)

                700 Milam Street
                   Suite 800
                 Houston, Texas                               77002
    (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

     On September 17, 2007, Cheniere Energy, Inc. (the "Company") issued a press release announcing that, through a subsidiary, it has entered into a short term time charter agreement for the charter of the Galeomma, a 126,000 cubic meter LNG vessel, from Shell Western LNG BV. The press release is attached hereto as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.


Item 9.01   Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number             Description
------             -----------

99.1               Press Release, dated September 17, 2007.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHENIERE ENERGY, INC.


     Date: September 17, 2007          By:     /s/ Don A. Turkleson
                                               --------------------
                                       Name:   Don A. Turkleson
                                       Title:  Senior Vice President and Chief
                                                Financial Officer



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EXHIBIT INDEX



Exhibit
Number             Description
------             -----------

99.1               Press Release, dated September 17, 2007.